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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 18, 2004


                             MTM Technologies, Inc.
             (Exact name of registrant as specified in its charter)


          New York                     0-22122                   13-3354896
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


            614 Corporate Way
        Valley Cottage, New York                                    10989
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (845) 268-5000


                           Micros-to-Mainframes, Inc.
          (Former name or former address, if changed since last report)




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Item 12.  Results of Operations and Financial Condition.

On June 18, 2004, we, MTM Technologies, Inc., issued a press release announcing our financial results for the fiscal year ended March 31, 2004. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number        Description
-------       -----------
 99.1         Press Release of MTM Technologies, Inc., dated June 18, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 18, 2004


                                  MTM Technologies, Inc.
                                  (formerly, Micros-to-Mainframes, Inc.)



                                   By:         /s/ Francis J. Alfano
                                      ------------------------------------------
                                      Francis J. Alfano, Chief Executive Officer


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                             MTM Technologies, Inc.
                    Form 8-K (Date of Report: June 18, 2004)

                                  Exhibit Index

Exhibit
Number        Description
-------       -----------
  99.1        Press Release of MTM Technologies, Inc., dated June 18, 2004.


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